EXHIBIT 32.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sotherly Hotels LP (the “Operating Partnership”) on Form 10-K for the period ending December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Folsom, President and Chief Executive Officer of Sotherly Hotels Inc., sole general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date: March 21, 2023

By:	/ S / DAVID R. FOLSOM
Name:	David R. Folsom
Title:	President and Chief Executive Officer Sotherly Hotels Inc., sole general partner of Sotherly Hotels LP